Exhibit 10.1

Execution Version

AMENDMENT NO. 7 TO CREDIT AGREEMENT

AMENDMENT NO. 7 TO REVOLVING CREDIT AGREEMENT, dated as of November 21, 2017 (this “Agreement”), by and among National Mentor Holdings, Inc., a Delaware corporation (the “Borrower”), the other Loan Parties party hereto, Barclays Bank PLC, as administrative agent (the “Administrative Agent”), Issuing Lender and Swingline Lender under the Credit Agreement (as defined below) and the Lenders party hereto (the “Extending Lenders”).

RECITALS:

WHEREAS, reference is hereby made to the Credit Agreement, dated as of January 31, 2014 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, NMH Holdings, LLC, the Administrative Agent and each Lender from time to time party thereto, and the other parties thereto (capitalized terms used but not defined herein having the meaning provided in the Credit Agreement).

WHEREAS, the Borrower has delivered to the Administrative Agent a request to increase the Revolving Commitments by an aggregate principal amount of $40,000,000 (the “Increased Commitments”) on terms identical to those applicable to the existing Revolving Facility (including as to pricing, tenor, rights of payment and prepayment and right of security) as a Revolving Commitment Increase pursuant to this Agreement (which shall constitute an Incremental Facility Amendment) as provided for in Section 2.25 of the Credit Agreement (the “Effective Date Commitment Increase”).

WHEREAS, the Borrower has delivered to the Administrative Agent an Extension Offer to extend the maturity of the Revolving Commitments to January 31, 2021 as provided for in Section 2.24 of the Credit Agreement (the “Effective Date Extended Revolving Termination Date”).

WHEREAS, in connection with (x) such Revolving Commitment Increase and pursuant to Section 2.25 of the Credit Agreement and (y) such Extension Offer and pursuant to Section 2.24 of the Credit Agreement, the Borrower, the Administrative Agent and the Extending Lenders party hereto wish to make certain amendments and the other modifications to the Credit Agreement set forth herein.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

1.	Credit Agreement Amendments—Effective Date Commitment Increase. Effective as of the Effective Date (as defined below) but immediately prior to the effectiveness of the amendments set forth in Section 3 below, the Credit Agreement is hereby amended as follows:

(a)	Section 1.1 of the Credit Agreement is amended by inserting the following new definitions in their correct alphabetical order:

“Amendment No. 7” shall mean Amendment No. 7 to this Agreement, dated as of November 21, 2017, among the Borrower, the Administrative Agent, the other Loan Parties party thereto and the Lenders party thereto.

“Amendment No. 7 Effective Date” shall mean the “Effective Date” under and as defined in Amendment No. 7.

(b)	The definition of “Revolving Commitment” is amended by adding the following sentence at the end thereof: “As of the Amendment No. 7 Effective Date, the aggregate amount of the Revolving Commitment is $160,000,000.”

2.	Lender Reallocations. Effective as of the Effective Date and immediately prior to the effectiveness of the amendments set forth in Section 3 below, the participations held by the Revolving Lenders in the Revolving L/C Exposure and Swingline Loans immediately prior to the Revolving Commitment Increase effected hereby will be reallocated so as to be held by the Revolving Lenders ratably in accordance with their respective Revolving Percentages after giving effect to such Revolving Commitment Increase.

3.	Credit Agreement Amendments - Effective Date Extended Revolving Termination Date. Effective as of the Effective Date (as defined below) but immediately after the effectiveness of the amendments set forth in Section 1 above, the Credit Agreement is hereby amended as follows:

(a)	Section 1.1 of the Credit Agreement is amended by inserting the following new definitions in their correct alphabetical order

“Amendment No. 7 Consenting Revolving Lender” means each Revolving Lender that has executed Amendment No. 7 on or prior to the Amendment No. 7 Effective Date. For the avoidance of doubt, the Amendment No. 7 Consenting Revolving Lenders constitute Extended Revolving Lenders and Revolving Lenders.

“Amendment No. 7 Extended Revolving Commitments” means, as to each Revolving Lender that is an Amendment No. 7 Consenting Revolving Lender, the Revolving Commitments of such Amendment No. 7 Consenting Revolving Lender immediately prior to the effectiveness of the amendments set forth in Section 3 of Amendment No. 7. For the avoidance of doubt (i) the Amendment No. 7 Extended Revolving Commitments constitute Extended Revolving Commitments and Revolving Commitments, (ii) the Initial Revolving Commitments of each Amendment No. 7 Consenting Revolving Lender shall be deemed automatically reduced on the Amendment No. 7 Effective Date by the Amendment No. 7 Extended Revolving Commitments of such Revolving Lender and (iii) the Amendment No. 7 Extended Revolving Commitments shall constitute a separate “Class”. References to the “Amendment No. 7 Extended Revolving Commitments” shall mean the Amendment No. 7 Extended Revolving Commitment of each Lender taken together. The initial aggregate principal amount of the Lenders’ Amendment No. 7 Extended Revolving Commitments on the Amendment No. 7 Effective Date is $90,000,000 and the aggregate principal amount of the Initial Revolving Commitments as of the Amendment No. 7 Effective Date is $70,000,000.

“Amendment No. 7 Extended Revolving Loans” means the Extended Revolving Loans established pursuant to Amendment No. 7. For the avoidance of doubt, the Amendment No. 7 Extended Revolving Loans (and any Swingline Loans in which any Amendment No. 7 Consenting Revolving Lender holds a risk participation (funded or unfunded)) constitute Extended Revolving Loans, and the Amendment No. 7 Extended Revolving Loans (other than Swingline Loans) constitute Revolving Loans and any Swingline Loans in which an Amendment No. 7 Consenting Revolving Lender holds a risk participation (funded or unfunded) shall constitute Swingline Loans.

(b)	Each of the definitions of “Applicable Margin”, “Fee Payment Date”, and “Revolving Termination Date” set forth in Section 1.1 of the Credit Agreement, in each case, is hereby amended and restated in its entirety as follows:

“Applicable Margin”: for each Type of Loan, the rate per annum set forth under the relevant column heading below:

	ABR Loans	Eurodollar Loans
Initial Revolving Loans and Swingline Loans	2.25%	3.25%
Amendment No. 7 Extended Revolving Loans	2.25%	3.25%
Tranche B Term Loans	2.00%	3.00%

; provided, the Applicable Margin for Amendment No. 7 Extended Revolving Loans and Swingline Loans shall be decreased by 0.25% per annum from the rates set forth above on the earlier of (i) the Revolving Termination Date for the Initial Revolving Commitments and (ii) the date on which the Initial Revolving Commitments are terminated and there is no remaining Revolving Extension of Credit (in the case of fees payable in respect of the Revolving Facility or any Revolving Extension of Credit) in respect of the Initial Revolving Commitments in accordance with the terms of this Agreement.

“Fee Payment Date”: (a) the last Business Day of each March, June, September and December and (b) with respect to any Class of Revolving Commitments, the last day of the Revolving Commitment Period applicable to such Class or any earlier date on which such Class of Revolving Commitments are terminated and there is no remaining Revolving Extension of Credit (in the case of fees payable in respect of the Revolving Facility or any Revolving Extension of Credit) in respect of such Class of Revolving Commitments.

“Revolving Termination Date” means (i) with respect to the Initial Revolving Commitments, January 31, 2019 and (ii) with respect to the Amendment No. 7 Extended Revolving Commitments, January 31, 2021.

(c)	Section 2.4 of the Credit Agreement is hereby amended by adding the following to the end of such Section 2.4: “For the avoidance of doubt, prior to the Revolving Termination Date for the Initial Revolving Commitments, all Borrowings under the Revolving Commitments shall be made on a ratable basis among the Initial Revolving Commitments and the Amendment No. 7 Extended Revolving Commitments.”

(d)	Section 2.6(a) of the Credit Agreement is hereby amended by adding the following to the end of such Section 2.6(a): “For the avoidance of doubt, Swingline Loans shall be participated in on a ratable basis by Lenders holding Initial Revolving Commitments and Lenders holding Amendment No. 7 Extended Revolving Commitments.”

(e)	Section 2.8 of the Credit Agreement is hereby amended by adding the following to the end of such Section 2.8: “For the avoidance of doubt, prior to the Revolving Termination Date for the Initial Revolving Commitments, all payments of such commitment fee (other than prepayments of commitment fees in connection with a termination of the Initial Revolving Commitments) shall be made on a ratable basis among the Lenders holding the Initial Revolving Commitments and the Amendment No. 7 Extended Revolving Commitments.”

(f)	Section 2.9(a) of the Credit Agreement is hereby amended by adding the following to the end of such Section 2.9(a): “For the avoidance of doubt, the Borrower may not terminate or permanently reduce the Amendment No. 7 Extended Revolving Commitments without also terminating or permanently reducing any then outstanding Initial Revolving Commitments on a pro rata (or greater) basis.”

(g)	Section 2.10(a) of the Credit Agreement is hereby amended by adding the following to the end of such Section 2.10(a): “For the avoidance of doubt, prior to the Revolving Termination Date for the Initial Revolving Commitments, all prepayments under this Section 2.10(a) (other than prepayments of Revolving Loans in connection with a termination of the Initial Revolving Commitments) of any Revolving Loans shall be made on a ratable basis among the Initial Revolving Loans and the Amendment No. 7 Extended Revolving Loans.”

(h)	Section 2.14 of the Credit Agreement is hereby amended by adding the following new clause (e) at the end thereof as follows:

“(e)	For the avoidance of doubt, prior to the Revolving Termination Date for the Initial Revolving Commitments, all payments of interest (other than prepayments of interest in connection with a termination of the Initial Revolving Commitments) shall be made on a ratable basis among the Lenders holding the Initial Revolving Commitments and the Amendment No. 7 Extended Revolving Commitments.”

(i)	Section 3.1(b) of the Credit Agreement is hereby amended and restated in its entirety as follows: “(b) For the avoidance of doubt, Revolving Letters of Credit shall be participated on a ratable basis by Lenders holding Initial Revolving Commitments and Lenders holding Amendment No. 7 Extended Revolving Commitments.”

(j)	Schedule 1.1A to the Credit Agreement is hereby amended by replacing the section titled “Revolving Commitments” thereof with the section titled “Revolving Commitments” on the schedule attached to this Agreement as Exhibit A.

4.	Issuing Lender Agreement. The Issuing Lender hereby agrees that with respect to any Revolving Letters of Credit the expiration date for which extend beyond the Revolving Termination Date for the Initial Revolving Commitments, participations in such Revolving Letters of Credit on such Revolving Termination Date shall be reallocated from Lenders holding the Initial Revolving Commitments to Lenders holding Amendment No. 7 Extended Revolving Commitments immediately after giving effect to such maturity of such Initial Revolving Commitments (provided that such participation interests shall, upon receipt thereof by the relevant Lenders holding Revolving Commitments, be deemed to be participation interests in respect of such Revolving Commitments and the terms of such participation interests (including, without limitation, the commission applicable thereto) shall be adjusted accordingly).

5.	Effective Date Conditions.

(a)	This Agreement will become effective on the date (the “Effective Date”) on which each of the following conditions have been satisfied (or waived) in accordance with the terms therein:

(i)	this Agreement shall have been executed and delivered by the Borrower, the other Loan Parties, the Administrative Agent, the Issuing Lender, the Swingline Lender and the Extending Lenders;

(ii)

the Administrative Agent shall have received a certificate of the Borrower dated as of the Effective Date signed by a Responsible Officer of the Borrower (i) (A) certifying and attaching the resolutions or similar consents adopted by the Borrower approving or consenting to this Agreement and the Revolving

Commitment Increase, (B) certifying that the certificate or articles of incorporation and by-laws of the Borrower either (x) has not been amended since the Closing Date or (y) is attached as an exhibit to such certificate, and (C) certifying as to the incumbency and specimen signature of each officer executing this Agreement and any related documents on behalf of the Borrower and (ii) certifying as to the matters set forth in clauses (v), (vi) and (vii) below;

(iii)	the Administrative Agent shall have received (x) all fees and out-of-pocket expenses for which invoices have been presented prior to the Effective Date (including the reasonable fees and expenses of legal counsel) required to be paid or reimbursed by the Borrower pursuant to Section 10.5 of the Credit Agreement in connection with this Agreement shall have been paid or reimbursed and (y) all fees required to be paid by the Borrower on the Effective Date pursuant the engagement and fee letter dated as of November 15, 2017, by and among Barclays Bank PLC and the Borrower;

(iv)	the Administrative Agent shall have received an opinion of Kirkland & Ellis LLP, in form and substance reasonably satisfactory to the Administrative Agent;

(v)	each of the representations and warranties made by each Loan Party contained in the Credit Agreement and in the other Loan Documents shall be true and correct in all material respects on as of the Effective Date as if made on and as of such date (other than representations and warranties which speak only as of a certain date, which representations and warranties shall be made only on such date);

(vi)	the representations and warranties in Section 6 of this Agreement shall be true and correct in all material respects as of the Effective Date; and

(vii)	no Event of Default shall exist on the Effective Date immediately before and after giving effect to the effectiveness hereof.

6.	Representations and Warranties. By its execution of this Agreement, the Borrower hereby certifies that the execution, delivery and performance by the Borrower and each other Loan Party of this Agreement, and each other Loan Document executed or to be executed by it in connection with this Agreement are within such Loan Party’s corporate or other organizational powers and have been duly authorized by all necessary corporate, limited liability company, or other organizational action on the part of such Loan Party. This Agreement has been duly executed and delivered by each Loan Party and constitutes, and each other Loan Document to which any Loan Party is to be a party, when executed and delivered by such Loan Party, will constitute, a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms and the terms of the Credit Agreement, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law and an implied covenant of good faith and fair dealing.

7.

Reaffirmation of the Loan Parties. Each Loan Party hereby consents to the amendment of the Credit Agreement effected hereby and confirms and agrees that, notwithstanding the effectiveness of this Agreement, each Loan Document to which such Loan Party is a party is, and the obligations of such Loan Party contained in the Credit Agreement, this Agreement or in any other Loan Document to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, in each case as amended by this Agreement. For greater certainty and without limiting the foregoing, each Loan Party hereby confirms that the existing security interests granted by such Loan Party in favor of the Administrative Agent for the benefit of, among others, the Lenders pursuant to the Loan Documents in the Collateral described therein shall continue to secure the obligations of the Loan Parties under the Credit Agreement and the other Loan Documents as and to the extent provided in the Loan Documents.

8.	Amendment, Modification and Waiver. This Agreement may not be amended, modified or waived except as permitted by Section 10.1 of the Credit Agreement.

9.	Entire Agreement. This Agreement, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof. This Agreement shall not constitute a novation of any amount owing under the Credit Agreement and all amounts owing in respect of principal, interest, fees and other amounts pursuant to the Credit Agreement and the other Loan Documents shall, to the extent not paid or exchanged on or prior to the Effective Date, shall continue to be owing under the Credit Agreement or such other Loan Documents until paid in accordance therewith.

10.	GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION. SECTIONS 10.12 AND 10.16 OF THE CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE INTO THIS AGREEMENT AND SHALL APPLY HERETO.

11.	Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

12.	Counterparts. This Agreement may be executed in counterparts (including by facsimile or other electronic transmission), each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

13.	WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY SUIT, ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

14.	Loan Document. On and after the Effective Date, this Agreement shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents (it being understood that for the avoidance of doubt this Agreement may be amended or waived solely by the parties hereto as set forth in Section 8 above). It is understood and agreed that this Agreement shall constitute an Extension Offer and an Extension Notice (and each Amendment No. 7 Consenting Revolving Lender waives any prior notice period required by Section 2.24 of the Credit Agreement) with respect to the Amendment No. 7 Extended Revolving Commitments.

15.	New Revolving Lender and New Revolving Commitments. The parties hereto agree that Fifth Third Bank shall become a Lender under the Credit Agreement by execution of this Agreement. Fifth Third Bank hereby acknowledges and agrees that it has a Revolving Commitment in the amount set forth opposite such Lender’s name on Exhibit A hereto.

[signature pages to follow]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first set forth above.

NATIONAL MENTOR HOLDINGS, INC., as Borrower

By:	/s/ Denis M. Holler
Name:	Denis M. Holler
Title:	Chief Financial Officer

NMH HOLDINGS, LLC, as Holdings

By:	/s/ Denis M. Holler
Name:	Denis M. Holler
Title:	Chief Financial Officer

SUBSIDIARY GUARANTORS:

ADULT DAY HEALTH, INC.
CALIFORNIA MENTOR FAMILY HOME AGENCY, LLC
CAREMERIDIAN, LLC
CENTER FOR COMPREHENSIVE SERVICES, INC.
COMMUNITY REINTEGRATION SERVICES, INC.
CORNERSTONE LIVING SKILLS, INC.
FAMILY ADVOCACY SERVICES, LLC
FIRST STEP INDEPENDENT LIVING PROGRAM, INC.
HABILITATIVE SERVICES, LLC
HORRIGAN COLE ENTERPRISES, INC.
ILLINOIS MENTOR, INC.
ILLINOIS MENTOR COMMUNITY SERVICES, INC.
INSTITUTE FOR FAMILY CENTERED SERVICES, INC.
LOYD’S LIBERTY HOMES, INC.
MASSACHUSETTS MENTOR, LLC
MENTOR ABI, LLC
MENTOR MANAGEMENT, INC.
MENTOR MARYLAND, INC.
NATIONAL MENTOR HEALTHCARE, LLC
NATIONAL MENTOR HOLDINGS, LLC
NATIONAL MENTOR SERVICES HOLDINGS, LLC
NATIONAL MENTOR SERVICES, LLC
NATIONAL MENTOR, LLC
NRMI, LLC
OHIO MENTOR, INC.
PREFERRED RESIDENTIAL LIFESTYLE-HCL, INC.
PROGRESSIVE LIVING UNITS SYSTEMS-NEW JERSEY, INC.

[Signature Page to Amendment No. 7 to Credit Agreement]

REM ARROWHEAD, INC.
REM CENTRAL LAKES, INC.
REM COMMUNITY OPTIONS, LLC
REM CONNECTICUT COMMUNITY SERVICES, INC.
REM DEVELOPMENTAL SERVICES, INC.
REM EAST, LLC
REM HEARTLAND, INC.
REM HENNEPIN, INC.
REM INDIANA COMMUNITY SERVICES, INC.
REM INDIANA COMMUNITY SERVICES II, INC.
REM INDIANA, INC.
REM IOWA COMMUNITY SERVICES, INC.
REM IOWA, INC.
REM MINNESOTA COMMUNITY SERVICES, INC.
REM MINNESOTA, INC.
REM NEVADA, INC.
REM NEW JERSEY, INC.
REM NORTH DAKOTA, INC.
REM NORTH STAR, INC.
REM OCCAZIO, INC.
REM OHIO, INC.
REM OHIO II, INC.
REM OHIO WAIVERED SERVICES, INC.
REM RAMSEY, INC.
REM RIVER BLUFFS, INC.
REM SOUTH CENTRAL SERVICES, INC.
REM SOUTHWEST SERVICES, INC.
REM WEST VIRGINIA, LLC
REM WISCONSIN, INC.
REM WISCONSIN II, INC.
REM WISCONSIN III, INC.
REM WOODVALE, INC.
RESIDENTIAL ADVANTAGES, LLC
SOUTH CAROLINA MENTOR, INC.
TRANSITIONAL SERVICES, LLC
UNLIMITED QUEST, INC.

By:	/s/ Denis M. Holler
Name:	Denis M. Holler
Title:	Chief Financial Officer

BARCLAYS BANK, PLC, as Administrative Agent, Issuing Lender and Swingline Lender

By:	/s/ Chris Walton
Name: Chris Walton
Title: Director

[Signature Page to Amendment No. 7 to Credit Agreement]

BARCLAYS BANK PLC, as a Lender

By:	/s/ Chris Walton
Name: Chris Walton
Title: Director

[Signature Page to Amendment No. 7 to Credit Agreement]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ David H. Strickert
Name: David H. Strickert
Title: Managing Director

[Signature Page to Amendment No. 7 to Credit Agreement]

FIFTH THIRD BANK, as a Lender

By:	/s/ Justin Smiley
Name: Justin Smiley
Title: Director

[Signature Page to Amendment No. 7 to Credit Agreement]

EXHIBIT A

Revolving Commitments

Lender	Initial Revolving Commitment
Goldman Sachs Bank USA	$25,000,000
Jefferies Finance LLC	$22,500,000
UBS AG, Stamford Branch	$22,500,000

Total	$70,000,000

Lender	Amendment No. 7 Extended Revolving Commitment
Barclays Bank PLC	$30,000,000
Bank of America, N.A.	$30,000,000
Fifth Third Bank	$30,000,000

Total	$90,000,000